Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2020	2019	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$13,074	$11,150	$1,924	17.3%
International Package	3,705	3,505	200	5.7%
Supply Chain & Freight	3,680	3,393	287	8.5%
Total revenue	20,459	18,048	2,411	13.4%

Operating expenses:
Compensation and benefits	10,843	9,299	1,544	16.6%
Other	7,404	6,606	798	12.1%
Total operating expenses	18,247	15,905	2,342	14.7%

Operating profit:
U.S. Domestic Package	1,182	1,208	(26)	(2.2)%
International Package	771	663	108	16.3%
Supply Chain & Freight	259	272	(13)	(4.8)%
Total operating profit	2,212	2,143	69	3.2%

Other income (expense):
Other pension income (expense)	327	192	135	70.3%
Investment income and other	1	28	(27)	(96.4)%
Interest expense	(183)	(159)	(24)	15.1%
Total other income (expense)	145	61	84	137.7%

Income before income taxes	2,357	2,204	153	6.9%

Income tax expense (benefit)	589	519	70	13.5%

Net income	$1,768	$1,685	$83	4.9%

Net income as a percentage of revenue	8.6%	9.3%

Per share amounts:
Basic earnings per share	$2.04	$1.95	$0.09	4.6%
Diluted earnings per share	$2.03	$1.94	$0.09	4.6%

Weighted-average shares outstanding:
Basic	866	865	1	0.1%
Diluted	869	869	—	0.0%

As adjusted income data (1):
Operating profit:
U.S. Domestic Package	$1,215	$1,226	$(11)	(0.9)%
International Package	842	665	177	26.6%
Supply Chain & Freight	267	273	(6)	(2.2)%
Total operating profit	2,324	2,164	160	7.4%

Income before income taxes	$2,469	$2,225	$244	11.0%
Net income	$1,851	$1,702	$149	8.8%

Basic earnings per share	$2.14	$1.97	$0.17	8.6%
Diluted earnings per share	$2.13	$1.96	$0.17	8.7%
(1) See Non-GAAP Schedules for detail of Transformation costs.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2020	2019	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$1,984	$2,173	$(189)	(8.7)%
Deferred	1,298	1,157	141	12.2%
Ground	9,792	7,820	1,972	25.2%
Total U.S. Domestic Package	13,074	11,150	1,924	17.3%
International Package:
Domestic	719	690	29	4.2%
Export	2,824	2,668	156	5.8%
Cargo and Other	162	147	15	10.2%
Total International Package	3,705	3,505	200	5.7%
Supply Chain & Freight:
Forwarding	1,771	1,496	275	18.4%
Logistics	977	833	144	17.3%
Freight	724	861	(137)	(15.9)%
Other	208	203	5	2.5%
Total Supply Chain & Freight	3,680	3,393	287	8.5%
Consolidated	$20,459	$18,048	$2,411	13.4%

Consolidated volume (in millions)	1,564	1,294	270	20.9%

Operating weekdays	64	64	—	—%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,865	1,855	10	0.5%
Deferred	1,702	1,380	322	23.3%
Ground	17,560	13,972	3,588	25.7%
Total U.S. Domestic Package	21,127	17,207	3,920	22.8%
International Package:
Domestic	1,764	1,626	138	8.5%
Export	1,545	1,387	158	11.4%
Total International Package	3,309	3,013	296	9.8%
Consolidated	24,436	20,220	4,216	20.9%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$16.62	$18.30	$(1.68)	(9.2)%
Deferred	11.92	13.10	(1.18)	(9.0)%
Ground	8.71	8.75	(0.04)	(0.5)%
Total U.S. Domestic Package	9.67	10.12	(0.45)	(4.4)%
International Package:
Domestic	6.37	6.63	(0.26)	(3.9)%
Export	28.56	30.06	(1.50)	(5.0)%
Total International Package	16.73	17.41	(0.68)	(3.9)%
Consolidated	$10.63	$11.21	$(0.58)	(5.2)%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2020	2019	Change	% Change
(in millions)
Repairs and maintenance	$554	$473	$81	17.1%
Depreciation and amortization	661	575	86	15.0%
Purchased transportation	3,716	3,000	716	23.9%
Fuel	499	857	(358)	(41.8)%
Other occupancy	355	322	33	10.2%
Other expenses	1,619	1,379	240	17.4%
Total other operating expenses	$7,404	$6,606	$798	12.1%

Earnings Per Share and Share Data - Second Quarter
(unaudited)

	Three Months Ended
	June 30
	2020	2019
(amounts in millions, except per share data)
Numerator:
Net income	$1,768	$1,685

Denominator:
Weighted-average shares	862	860
Deferred compensation obligations	—	—
Vested portion of restricted units	4	5
Denominator for basic earnings per share	866	865

Effect of dilutive securities:
Restricted units	3	4
Stock options	—	—
Denominator for diluted earnings per share	869	869

Basic earnings per share	$2.04	$1.95

Diluted earnings per share	$2.03	$1.94

Detail of shares outstanding as of June 30, 2020:

Class A shares	157
Class B shares	706
Total shares outstanding	863

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2020	2019	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$24,530	$21,630	$2,900	13.4%
International Package	7,088	6,964	124	1.8%
Supply Chain & Freight	6,876	6,614	262	4.0%
Total revenue	38,494	35,208	3,286	9.3%

Operating expenses:
Compensation and benefits	20,929	18,616	2,313	12.4%
Other	14,281	13,055	1,226	9.4%
Total operating expenses	35,210	31,671	3,539	11.2%

Operating profit:
U.S. Domestic Package	1,546	1,874	(328)	(17.5)%
International Package	1,322	1,191	131	11.0%
Supply Chain & Freight	416	472	(56)	(11.9)%
Total operating profit	3,284	3,537	(253)	(7.2)%

Other income (expense):
Other pension income (expense)	654	383	271	70.8%
Investment income and other	19	52	(33)	(63.5)%
Interest expense	(350)	(328)	(22)	6.7%
Total other income (expense)	323	107	216	N/A

Income before income taxes	3,607	3,644	(37)	(1.0)%

Income tax expense (benefit)	874	848	26	3.1%

Net income	$2,733	$2,796	$(63)	(2.3)%

Net income as a percentage of revenue	7.1%	7.9%

Per share amounts:
Basic earnings per share	$3.16	$3.23	$(0.07)	(2.2)%
Diluted earnings per share	$3.14	$3.22	$(0.08)	(2.5)%

Weighted-average shares outstanding:
Basic	865	866	(1)	(0.1)%
Diluted	869	869	—	—%

As adjusted income data(1):
Operating profit:
U.S. Domestic Package	$1,616	$1,920	$(304)	(15.8)%
International Package	1,400	1,277	123	9.6%
Supply Chain & Freight	425	484	(59)	(12.2)%
Total operating profit	3,441	3,681	(240)	(6.5)%

Income before income taxes	$3,764	$3,788	$(24)	(0.6)%
Net income	$2,851	$2,906	$(55)	(1.9)%

Basic earnings per share	$3.30	$3.36	$(0.06)	(1.8)%
Diluted earnings per share	$3.28	$3.34	$(0.06)	(1.8)%
(1) See Non-GAAP Schedules for detail of Transformation costs.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2020	2019	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$4,039	$4,014	$25	0.6%
Deferred	2,495	2,246	249	11.1%
Ground	17,996	15,370	2,626	17.1%
Total U.S. Domestic Package	24,530	21,630	2,900	13.4%
International Package:
Domestic	1,407	1,380	27	2.0%
Export	5,385	5,299	86	1.6%
Cargo and Other	296	285	11	3.9%
Total International Package	7,088	6,964	124	1.8%
Supply Chain & Freight:
Forwarding	3,144	2,912	232	8.0%
Logistics	1,822	1,665	157	9.4%
Freight	1,490	1,634	(144)	(8.8)%
Other	420	403	17	4.2%
Total Supply Chain & Freight	6,876	6,614	262	4.0%
Consolidated	$38,494	$35,208	$3,286	9.3%

Consolidated volume (in millions)	2,916	2,540	376	14.8%

Operating weekdays	128	127	1	0.8%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,874	1,710	164	9.6%
Deferred	1,597	1,382	215	15.6%
Ground	16,114	13,829	2,285	16.5%
Total U.S. Domestic Package	19,585	16,921	2,664	15.7%
International Package:
Domestic	1,716	1,657	59	3.6%
Export	1,479	1,419	60	4.2%
Total International Package	3,195	3,076	119	3.9%
Consolidated	22,780	19,997	2,783	13.9%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$16.84	$18.48	$(1.64)	(8.9)%
Deferred	12.21	12.80	(0.59)	(4.6)%
Ground	8.72	8.75	(0.03)	(0.3)%
Total U.S. Domestic Package	9.79	10.07	(0.28)	(2.8)%
International Package:
Domestic	6.41	6.56	(0.15)	(2.3)%
Export	28.45	29.40	(0.95)	(3.2)%
Total International Package	16.61	17.10	(0.49)	(2.9)%
Consolidated	$10.74	$11.15	$(0.41)	(3.7)%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2020	2019	Change	% Change
(in millions)
Repairs and maintenance	$1,117	$907	$210	23.2%
Depreciation and amortization	1,309	1,143	166	14.5%
Purchased transportation	6,647	5,966	681	11.4%
Fuel	1,260	1,627	(367)	(22.6)%
Other occupancy	738	693	45	6.5%
Other expenses	3,210	2,719	491	18.1%
Total other operating expenses	$14,281	$13,055	$1,226	9.4%

Earnings Per Share and Share Data - Year to Date
(unaudited)

	Six Months Ended
	June 30
	2020	2019
(amounts in millions, except per share data)
Numerator:
Net income	$2,733	$2,796

Denominator:
Weighted-average shares	860	860
Deferred compensation obligations	—	1
Vested portion of restricted units	5	5
Denominator for basic earnings per share	865	866

Effect of dilutive securities:
Restricted units	4	3
Stock options	—	—
Denominator for diluted earnings per share	869	869

Basic earnings per share	$3.16	$3.23
		—
Diluted earnings per share	$3.14	$3.22

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets
June 30, 2020 (unaudited) and December 31, 2019

	June 30, 2020	December 31, 2019
(amounts in millions)

ASSETS
Current Assets:
Cash and cash equivalents	$8,813	$5,238
Marketable securities	403	503
Accounts receivables	9,383	9,645
Less: Allowance for credit losses	(153)	(93)
Accounts receivable, net	9,230	9,552
Other current assets	1,780	1,810
Total Current Assets	20,226	17,103
Property, Plant and Equipment, Net	31,439	30,482
Operating Lease Right-Of-Use Assets	2,998	2,856
Goodwill	3,787	3,813
Intangible Assets, Net	2,207	2,167
Investments and Restricted Cash	24	24
Deferred Income Tax Assets	277	330
Other Non-Current Assets	1,099	1,082
Total Assets	$62,057	$57,857

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities:
Current maturities of long-term debt, commercial paper and finance leases	$3,749	3,420
Current maturities of operating leases	534	538
Accounts payable	5,271	5,555
Accrued wage and withholdings	2,922	2,552
Self-insurance reserves	1,080	914
Accrued group welfare and retirement plan contributions	794	793
Other current liabilities	1,921	1,641
Total Current Liabilities	16,271	15,413
Long-Term Debt and Finance Leases	23,199	21,818
Non-Current Operating Leases	2,463	2,391
Pension and Postretirement Benefit Obligations	10,554	10,601
Deferred Income Tax Liabilities	1,918	1,632
Other Non-Current Liabilities	3,276	2,719

Shareowners' Equity:
Class A common stock	2	2
Class B common stock	7	7
Additional paid-in capital	255	150
Retained earnings	10,032	9,105
Accumulated other comprehensive loss	(5,933)	(5,997)
Deferred compensation obligations	20	26
Less: Treasury stock	(20)	(26)
Total Equity for Controlling Interest	4,363	3,267
Noncontrolling interests	13	16
Total Shareowners' Equity	4,376	3,283
Total Liabilities and Sharewoners' Equity	$62,057	$57,857

Amounts are subject to reclassification.

United Parcel Service, Inc.
Statements of Consolidated Cash Flows
(unaudited)

(amounts in millions)	Six Months Ended
	June 30,
	2020	2019
Cash Flows From Operating Activities:
Net income	2,733	2,796
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	1,309	1,143
Pension and postretirement benefit expense	321	376
Pension and postretirement benefit contributions	(263)	(1,108)
Self-insurance reserves	293	(98)
Deferred tax (benefit) expense	284	275
Stock compensation expense	368	513
Other (gains) losses	97	108
Changes in assets and liabilities, net of effects of business acquisitions:
Accounts receivable	105	817
Other assets	301	398
Accounts payable	(617)	(782)
Accrued wages and withholdings	771	(256)
Other liabilities	239	57
Other operating activities	6	(32)
Net cash from operating activities	5,947	4,207

Cash Flows From Investing Activities:
Capital expenditures	(2,065)	(2,861)
Proceeds from disposals of property, plant and equipment	2	6
Purchases of marketable securities	(131)	(383)
Sales and maturities of marketable securities	241	480
Net change in finance receivables	16	8
Cash paid for business acquisitions, net of cash and cash equivalents acquired	—	(1)
Other investing activities	(6)	(96)
Net cash used in investing activities	(1,943)	(2,847)

Cash Flows From Financing Activities:
Net change in short-term debt	(892)	(51)
Proceeds from long-term borrowings	4,436	2,653
Repayments of long-term borrowings	(1,826)	(1,988)
Purchases of common stock	(231)	(503)
Issuances of common stock	131	129
Dividends	(1,683)	(1,599)
Other financing activities	(334)	(175)
Net cash used in financing activities	(399)	(1,534)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(29)	23

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash	3,576	(151)

Cash, Cash Equivalents and Restricted Cash:
Beginning of period	5,238	4,367
End of period	$8,814	$4,216

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and Pension Discount Rates - Second Quarter

Currency Neutral Revenue Per Piece, Revenue and Operating Profit
(unaudited)

	Three Months Ended				Currency
	June 30			Neutral
	2020	2019	% Change	Currency	2020 (1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.37	$6.63	(3.9)%	$0.16	$6.53	(1.5)%
Export	28.56	30.06	(5.0)%	0.18	28.74	(4.4)%
Total International Package	$16.73	$17.41	(3.9)%	$0.17	$16.90	(2.9)%

Consolidated	$10.63	$11.21	(5.2)%	$0.02	$10.65	(5.0)%

	Three Months Ended				Currency
	June 30			Neutral
	2020	2019	% Change	Currency	2020(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$13,074	$11,150	17.3%	$—	$13,074	17.3%
International Package	3,705	3,505	5.7%	38	3,743	6.8%
Supply Chain & Freight	3,680	3,393	8.5%	52	3,732	10.0%
Total revenue	$20,459	$18,048	13.4%	$90	$20,549	13.9%

	Three Months Ended				Currency
	June 30				Neutral
	2020(2)	2019(2)	% Change	Currency	2020(3)	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$1,215	$1,226	(0.9)%	$—	$1,215	(0.9)%
International Package	842	665	26.6%	(8)	834	25.4%
Supply Chain & Freight	267	273	(2.2)%	(7)	260	(4.8)%
Total operating profit	$2,324	$2,164	7.4%	$(15)	$2,309	6.7%

Pension Discount Rate Neutral Operating Profit and Margin
(unaudited)

	Three Months Ended June 30,				Pension Discount Rate Neutral

	2020(2)	2019(2)	% Change	Pension	2020(4)	% Change
As-Adjusted Operating profit (in millions):
U.S. Domestic Package	$1,215	$1,226	(0.9)%	$63	$1,278	4.2%
International Package	842	665	26.6%	4	846	27.2%
Supply Chain & Freight	267	273	(2.2)%	6	273	—%
Total operating profit	$2,324	$2,164	7.4%	$73	$2,397	10.8%

	Three Months Ended June 30,				Pension Discount Rate Neutral

	2020(2)	2019(2)	% Change	Pension	2020(4)	% Change
As- Adjusted Operating margin:
U.S. Domestic Package	9.3%	11.0%	(1.7)%	0.5%	9.8%	(1.2)%
International Package	22.7%	19.0%	3.7%	0.1%	22.8%	3.8%
Supply Chain & Freight	7.3%	8.0%	(0.7)%	0.1%	7.4%	(0.6)%
Total operating margin	11.4%	12.0%	(0.6)%	0.3%	11.7%	(0.3)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences
(2) Amounts adjusted for transformation strategy costs
(3) Amounts adjusted for transformation strategy costs and period over period foreign currency exchange rate and hedging differences
(4) Amounts adjusted for transformation strategy costs and period over period impact of discount rates on pension service cost
Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and Pension Discount Rates - Year to Date

Currency Neutral Revenue Per Piece, Revenue and Operating Profit
(unaudited)

	Six Months Ended				Currency
	June 30			Neutral
	2020	2019	% Change	Currency	2020(1)	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.41	$6.56	(2.3)%	$0.13	$6.54	(0.3)%
Export	28.45	29.40	(3.2)%	0.13	28.58	(2.8)%
Total International Package	$16.61	$17.1	(2.9)%	$0.13	$16.74	(2.1)%

Consolidated	$10.74	$11.15	(3.7)%	$0.02	$10.76	(3.5)%

	Six Months Ended				Currency
	June 30			Neutral
	2020	2019	% Change	Currency	2020(1)	% Change
Revenue (in millions):
U.S. Domestic Package	$24,530	$21,630	13.4%	$—	$24,530	13.4%
International Package	7,088	6,964	1.8%	57	7,145	2.6%
Supply Chain & Freight	6,876	6,614	4.0%	100	6,976	5.5%
Total revenue	$38,494	$35,208	9.3%	$157	$38,651	9.8%

	Six Months Ended				Currency
	June 30				Neutral
	2020(2)	2019(2)	% Change	Currency	2020(3)	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$1,616	$1,920	(15.8)%	$—	$1,616	(15.8)%
International Package	1,400	1,277	9.6%	(30)	1,370	7.3%
Supply Chain & Freight	425	484	(12.2)%	(6)	419	(13.4)%
Total operating profit	$3,441	$3,681	(6.5)%	$(36)	$3,405	(7.5)%

Pension Discount Rate Neutral Operating Profit and Margin
(unaudited)

	Six Months Ended June 30,				Pension Discount Rate Neutral

	2020(2)	2019(2)	% Change	Pension	2020(4)	% Change
As-Adjusted Operating profit (in millions):
U.S. Domestic Package	$1,616	$1,920	(15.8)%	$125	$1,741	(9.3)%
International Package	1,400	1,277	9.6%	8	1,408	10.3%
Supply Chain & Freight	425	484	(12.2)%	14	439	(9.3)%
Total operating profit	$3,441	$3,681	(6.5)%	$147	$3,588	(2.5)%

	Six Months Ended June 30,				Pension Discount Rate Neutral

	2020(2)	2019(2)	% Change	Pension	2020(4)	% Change
As- Adjusted Operating margin:
U.S. Domestic Package	6.6%	8.9%	(2.3)%	0.5%	7.1%	(1.8)%
International Package	19.8%	18.3%	1.5%	0.1%	19.9%	1.6%
Supply Chain & Freight	6.2%	7.3%	(1.1)%	0.2%	6.4%	(0.9)%
Total operating margin	8.9%	10.5%	(1.6)%	0.4%	9.3%	(1.2)%

(1) Amounts adjusted for period over period foreign currency exchange rate and hedging differences
(2) Amounts adjusted for transformation strategy costs
(3) Amounts adjusted for transformation strategy costs and period over period foreign currency exchange rate and hedging differences
(4) Amounts adjusted for transformation strategy costs and period over period impact of discount rates on pension service cost
Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Non-GAAP Schedules
Reconciliation of GAAP and Non-GAAP Income Statement Data
(in millions, except per share amounts):

Three Months Ended June 30,
	2020			2019
	As-Reported (GAAP)	Transformation Strategy Costs(1)	As-Adjusted (Non-GAAP)	As-Reported (GAAP)	Transformation Strategy Costs(2)	As-Adjusted (Non-GAAP)

Operating profit:
U.S. Domestic Package	$1,182	$33	$1,215	$1,208	$18	$1,226
International Package	771	71	842	663	2	665
Supply Chain & Freight	259	8	267	272	1	273
Total operating profit	$2,212	$112	$2,324	$2,143	$21	$2,164

Income before income taxes	$2,357	$112	$2,469	$2,204	$21	$2,225

Income tax expense	$589	$29	$618	$519	$4	$523

Net income	$1,768	$83	$1,851	$1,685	$17	$1,702

Diluted earnings per share	$2.03	$0.10	$2.13	$1.94	$0.02	$1.96

(1) Transformation costs of $112 million reflect other employee benefits costs of $81 million and other costs of $31 million.
(2) Transformation costs of $21 million reflect other employee benefits costs of $2 million and other costs of $19 million.

Six Months Ended June 30,
	2020			2019
	As-Reported (GAAP)	Transformation Strategy Costs(1)	As-Adjusted (Non-GAAP)	As-Reported (GAAP)	Transformation Strategy Costs(2)	As-Adjusted (Non-GAAP)

Operating profit:
U.S. Domestic Package	$1,546	$70	$1,616	$1,874	$46	$1,920
International Package	1,322	78	1,400	1,191	86	1,277
Supply Chain & Freight	416	9	425	472	12	484
Total operating profit	$3,284	$157	$3,441	$3,537	$144	$3,681

Income before income taxes	$3,607	$157	$3,764	$3,644	$144	$3,788

Income tax expense	$874	$39	$913	$848	$34	$882

Net income	$2,733	$118	$2,851	$2,796	$110	$2,906

Diluted earnings per share	$3.14	$0.14	$3.28	$3.22	$0.12	$3.34

(1) Transformation costs of $157 million reflect other employee benefits costs of $93 million and other costs of $64 million.
(2) Transformation costs of $144 million reflect other employee benefits costs of $108 million and other costs of $36 million.

Reconciliation of Adjusted Capital Expenditures and Free Cash Flow (Non-GAAP measures)
(in millions):
Six Months Ended June 30,
	2020	2019
Cash flows from operating activities	$5,947	$4,207
Capital expenditures	(2,065)	(2,861)
Principal repayments of finance lease obligations	(33)	(85)
Adjusted Capital Expenditures (Non-GAAP measure)	$(2,098)	$(2,946)
Proceed from disposal of PP&E	2	6
Net change in finance receivables	16	8
Other investing activities	(6)	(96)
Adjusted free cash flow (Non-GAAP measure)	$3,861	$1,179
Discretionary pension contributions	—	1,005
Adjusted Free cash flow (Non-GAAP measure) excluding discretionary pension contributions	$3,861	$2,184
Amounts are subject to reclassification.

United Parcel Service, Inc.
Aircraft Fleet - as of June 30, 2020
(unaudited)

Description	Owned and Finance Leases	Operating Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-300	66	—	6	—
Boeing 767-300BCF	4	—	—	—
Boeing 767-300BDSF	2	—	2	—
Airbus A300-600	52	—	—	—
Boeing MD-11	39	—	3	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	16	—	12	—
Other	—	294	—	—
Total	267	294	23	—